UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 14, 2003

TeraForce Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-11630	76-0471342

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1240 East Campbell Road, Richardson, Texas	75081

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 330-4960

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Technology License and Marketing Agreement
Technology Transfer and Support Agreement
Distribution Agreement

Item 5. Other Events.

On November 14, 2003 the Company’s wholly owned subsidiary, DNA Computing Solutions, Inc. (DNA-CS) entered into a series of related agreements with VISTA Controls, Inc (“VISTA”), consisting of a Technology License and Marketing Agreement, a Technology Transfer and Support Agreement and a Distribution Agreement. With this Current Report on Form 8-K/A we are refiling these agreements with certain confidential information redacted.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Business to Be Acquired: N/A

     (b) Pro Forma Financial Information: N/A

     (c) Exhibits:

10.1	Technology License and Marketing Agreement

10.2	Technology Transfer and Support Agreement

10.3	Distribution Agreement

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeraForce Technology Corporation

(Registrant)

Date: June 14, 2004	By: /s/ Herman M. Frietsch

(Signature)
Herman M. Frietsch Chief Executive Officer

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EXHIBIT INDEX

10.1	Technology License and Marketing Agreement

10.2	Technology Transfer and Support Agreement

10.3	Distribution Agreement

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